================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                           TEAM AMERICA CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                            TEAM AMERICA CORPORATION









                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                   TO BE HELD

                                   MAY 5, 1998

                                       AND

                                 PROXY STATEMENT








================================================================================


                                    IMPORTANT

                      PLEASE MARK, SIGN AND DATE YOUR PROXY
                 AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE

                            TEAM AMERICA CORPORATION
                           110 East Wilson Bridge Road
                              Columbus, Ohio 43085
                                 (614) 848-3995


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


                                                                   April 6, 1998

To Our Shareholders:

         Notice is hereby given that the Annual Meeting of Shareholders of TEAM America Corporation will be held at the Heritage Golf Club, located at 3525 Heritage Club Drive, Hilliard, Ohio, on Tuesday, May 5, 1998, at 10:00 a.m. (local time), for the following purposes:

         1. To elect four Class II Directors, each to serve for a two-year term expiring at the 2000 Annual Meeting and until their successors are duly elected and qualified.

         2. To approve an amendment increasing the number of shares of common stock available for issuance under the Corporation's 1996 Incentive Stock Plan from 350,000 to 800,000 shares.

         3. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

         Only shareholders of record at the close of business on March 27, 1998 will be entitled to notice of and to vote at the meeting or any adjournment thereof.

         You will be most welcome at the meeting, and we hope you can attend. Directors and officers of the Corporation and representatives of its independent public accountants will be present to answer your questions and to discuss its business.

         We urge you to execute and return the enclosed proxy as soon as possible so that your shares may be voted in accordance with your wishes. If you attend the meeting, you may vote in person and your proxy will not be used.

                                   By Order of the Board of Directors,

                                   Richard C. Schilg
                                   Chairman of the Board of Directors,
                                   President and Chief Executive Officer



                 -----------------------------------------------------
                        PLEASE SIGN AND MAIL THE ENCLOSED PROXY
                             IN THE ACCOMPANYING ENVELOPE
                  NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES
                 -----------------------------------------------------

                            TEAM AMERICA CORPORATION
                           110 East Wilson Bridge Road
                              Columbus, Ohio 43085
                                 (614) 848-3995

                          -----------------------------

                                 PROXY STATEMENT
                          -----------------------------

                         ANNUAL MEETING OF SHAREHOLDERS

                                   MAY 5, 1998
                          -----------------------------

         This Proxy Statement is furnished to the shareholders of TEAM America Corporation (the "Corporation") in connection with the solicitation of proxies to be used in voting at the Annual Meeting of Shareholders to be held on May 5, 1998, and at any adjournment thereof (the "Annual Meeting"). The enclosed proxy is solicited by the Board of Directors of the Corporation. This Proxy Statement, together with the Corporation's Annual Report to Shareholders for the fiscal year ended December 31, 1997 ("fiscal 1997"), will be first sent or given to the Corporation's shareholders on or about April 6, 1998.

         The close of business on March 27, 1998 has been fixed as the date of record for those shareholders entitled to vote at the Annual Meeting. The stock transfer books of the Corporation will not be closed. As of March 26, 1998, the Corporation had outstanding and entitled to vote 4,781,650 shares of common stock, without par value ("Common Stock"), each of which is entitled to one vote. The Corporation has no other class of capital stock outstanding.

         The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock of the Corporation is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum. Broker non-votes occur when brokers, who hold their customers' shares in street name, sign and submit proxies for such shares and vote such shares on some matters, but not others. Typically, this would occur when brokers have not received any instructions from their customers, in which case the brokers, as the holders of record, are permitted to vote on "routine" matters, which typically include the election of directors.

         Under Ohio law, the nominees for election as Directors at the Annual Meeting receiving the greatest number of votes shall be elected. Each other matter to be submitted to the shareholders for approval or ratification at the Annual Meeting requires the affirmative vote of the holders of a majority of the Common Stock present and entitled to vote on the matter.

         Any shareholder giving the enclosed proxy has the power to revoke it at any time before it is voted if notice of revocation is given to the Secretary of the Corporation in writing or at the Annual Meeting. The shares represented by the enclosed proxy will be voted as specified by the shareholders. If no choice is specified, the proxy will be voted FOR the election as Directors of the nominees named herein; and FOR the amendment to the Corporations 1996 Incentive Stock Plan.

         The cost of soliciting proxies and preparing the proxy materials will be borne by the Corporation. In addition, the Corporation will request securities brokers, custodians, nominees, and fiduciaries to forward solicitation material to the beneficial owners of Common Stock held of record and will reimburse them for their reasonable out-of-pocket expenses in forwarding such solicitation material. Proxies may be solicited personally or by telephone or telegram by Directors, officers and employees of the Corporation without additional compensation to them. The Corporation may engage an outside firm to distribute proxy solicitation materials to brokers, banks and other nominees.


                      NOMINATION AND ELECTION OF DIRECTORS

         The number of Directors has been fixed by the Board of Directors of the Corporation at eight. The Board of Directors currently is divided into two classes of four and four members each. The members of the two classes are elected to serve for staggered terms of two years.

         At the Annual Meeting, four Class II Directors will be elected, each to hold office for a term of two years and until a successor is elected and qualified. Richard C. Schilg, Kevin T. Costello, Charles F. Dugan II, and Crystal Faulkner are nominees (collectively, the "Nominees") for election as Directors at the Annual Meeting, each to hold office for a term of two years until the 2000 Annual Meeting of Shareholders . The terms of Paul M. Cash, William W. Johnston, M.R. Swartz, and S. Cash Nickerson (collectively, the "Continuing Directors") expire in 1999.

         All the Nominees have indicated a willingness to stand for election and to serve if elected. It is intended that the shares represented by the enclosed proxy will be voted for the election of the Nominees. Although it is anticipated that each Nominee will be available to serve as a Director, should any Nominee be unavailable to serve, the proxies will be voted by the proxy holders in their discretion for another person designated by the Board of Directors.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR.

         Listed below are the names of each Nominee and Continuing Director, their ages, the year in which each first became a Director, their principal occupations during the past five years and other directorships, if any, held by them in companies with a class of equity securities registered pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to its periodic reporting requirements. See "Security Ownership of Certain Beneficial Owners and Management" for information regarding such persons' holdings of equity securities of the Corporation.

                               CLASS II DIRECTORS
                      (NOMINEES FOR TERMS EXPIRING IN 2000)


                                                  DIRECTOR
            NAME                    AGE             SINCE               PRINCIPAL OCCUPATION FOR THE PAST FIVE YEARS
----------------------------     ----------     -------------     ---------------------------------------------------------
Richard C. Schilg                    40             1986          CHAIRMAN OF THE BOARD OF DIRECTORS, PRESIDENT AND CHIEF
                                                                  EXECUTIVE OFFICER OF THE CORPORATION SINCE ITS FOUNDING
                                                                  IN 1986.

KEVIN T. COSTELLO                    48             1992          SENIOR VICE PRESIDENT OF OPERATIONS AND CHIEF OPERATING
                                                                  OFFICER OF THE CORPORATION SINCE 1993; VICE PRESIDENT OF
                                                                  SALES AND MARKETING OF THE CORPORATION FROM 1991 TO
                                                                  1993.

CHARLES F. DUGAN II                  58             1994          ASSISTANT SECRETARY OF THE CORPORATION SINCE 1992;
                                                                  OUTSIDE COUNSEL TO THE CORPORATION SINCE 1987; PARTNER
                                                                  IN THE LAW FIRM OF VORYS, SATER, SEYMOUR AND PEASE FROM
                                                                  1970 TO 1990.

CRYSTAL FAULKNER                     38             1997          PARTNER IN THE ACCOUNTING FIRM OF RIPPE & KINGSTON,
                                                                  CINCINNATI, OHIO.

                                CLASS I DIRECTORS
                             (TERMS EXPIRE IN 1999)


                                                  DIRECTOR
            NAME                    AGE             SINCE               PRINCIPAL OCCUPATION FOR THE PAST FIVE YEARS
----------------------------     ----------     -------------     ---------------------------------------------------------
Paul M. Cash                         51             1990          Senior Vice President of Administration of the
                                                                  Corporation since 1997; human resource consultant to
                                                                  the Corporation since 1989.

William W. Johnston                  52             1990          Secretary of the Corporation since 1990; outside general
                                                                  counsel to the Corporation since 1989.

M. R. Swartz                         58             1991          Owner, operator of the Dairy Depot restaurant located in
                                                                  Delaware, Ohio.

S. Cash Nickerson                    38             1998          Executive Vice President of the Corporation since 1997;
                                                                  President of TEAM America of California, Inc., a wholly
                                                                  owned subsidiary of the Corporation, since 1997;
                                                                  President of Workforce Strategies, Inc., a PEO, from
                                                                  1995 to 1997.

       INFORMATION CONCERNING THE BOARD OF DIRECTORS, EXECUTIVE OFFICERS,
                           AND PRINCIPAL SHAREHOLDERS

MEETINGS, COMMITTEES, AND COMPENSATION OF THE BOARD OF DIRECTORS

         A total of 5 meetings of the Directors of the Corporation were held during fiscal 1997. Each of the Directors attended 75% or more of the meetings of the Directors, except Ms. Faulkner who attended all meetings held subsequent to her appointment in May 1997, and Mr. Swartz who attended three of the five meetings.

         The Corporation has an Audit Committee and a Compensation Committee. Both such committees were formed by the Board of Directors at its first meeting following the completion of the Corporation's initial public offering in December 1996.

         Audit Committee. The Audit Committee, which consists of Messrs. Schilg, Cash and Swartz, is charged with the responsibility of reviewing such financial information (both external and internal) about the Corporation and its subsidiaries, so as to assure (i) that the overall audit coverage of the Corporation and its subsidiaries is satisfactory and appropriate to protect the shareholders from undue risks and (ii) that an adequate system of internal financial control has been implemented throughout the Corporation and is being effectively followed. The Audit Committee met once in fiscal 1997.

         Compensation Committee. The Compensation Committee, which consisted of Messrs. Cash, Dugan and Johnston, considers and formulates recommendations to the Board with respect to all aspects of compensation to be paid to the executive officers of the Corporation subject to the provisions of the applicable employment agreements, undertakes such evaluations and makes such reports as are required by then applicable rules of the Securities and Exchange Commission and performs and exercises such other duties and powers as shall from time to time be designated by action of the Board of Directors. Effective January 1, 1998, Ms. Faulkner became a member of the Compensation Committee replacing Mr. Cash. The Compensation Committee met twice during fiscal 1997. See "Report of Compensation Committee."

         In connection with the initial public offering of the Corporation's Common Stock in December 1996, the Corporation granted to each non-employee Director an option to purchase 5,000 shares of Common Stock at $12.00 per share, subject to vesting on December 9, 1997. These options are subject to the terms and conditions of the Corporation's 1996 Incentive Stock Plan. On September 3, 1997 the options issued in December, 1996 were cancelled and replaced with options to purchase 5,000 shares of Common Stock at $8.50 per share. In addition, Ms. Faulkner was granted an option to acquire 5,000 shares of Common Stock at $8.50 per share. These options expire September 2, 2007.

         Non-employee Directors receive $500 for each Board of Directors meeting attended, plus out-of-pocket expenses incurred in connection with attending meetings. Beginning in 1998, non-employee Directors will receive $1,000 for each meeting attended. Directors who are employees do not receive any separate compensation for their services as Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information regarding the beneficial ownership of Common Stock as of March 16, 1998, by each person known by the Corporation to own beneficially more than five percent of the Corporation's outstanding Common Stock, by each Nominee and Continuing Director, by each executive officer named in the Summary Compensation table contained in "Executive Compensation," and by all directors and executive officers as a group. Except as otherwise noted, each person named in the table has sole voting and investment power with respect to all shares shown as beneficially owned by him or her.


                                                                                                 PERCENT OF
                                                                                                    SHARES
               NAME AND ADDRESS OF                             SHARES BENEFICIALLY               BENEFICIALLY
                  BENEFICIAL OWNER (1)                   OWNED AT MARCH 16 , 1998                 OWNED(2)
         --------------------------------------          ------------------------                ---------

         Richard C. Schilg                                      1,142,464  (3)                     23.9%

         Kevin T. Costello                                        416,300  (4)                      8.7%

         Anne M. Costello                                         373,200  (5)                      7.8%

         Paul M. Cash                                               9,936                             *

         Charles F. Dugan II                                       32,200                             *

         Crystal Faulkner                                             500                             *

         William W. Johnston                                            0                             *

         M. R. Swartz                                              11,960                             *

         S. Cash Nickerson                                        349,612  (6)                      7.2%

         Byron G. McCurdy                                         371,409  (7)                      7.8%

         Terry C. McCurdy                                         356,364                           7.5%

         All Directors and Executive
         Officers as a group (11 Persons)                       2,720,745  (8)                     55.3%

----------
* Represents less than 1% of the Corporation's outstanding shares of Common Stock.

(1) The address of each of the Directors and Officers listed in the table is 110 East Wilson Bridge Road, Worthington, Ohio 43085.

(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission which generally attribute ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those shares.

(3) Includes 919,021 shares owned of record by Mr. Schilg over which he has sole voting and investment power and 223,443 shares owned of record by Mr. Schilg and his wife, Judith Schilg, as joint tenants, of which Mr. Schilg shares with his wife voting and investment power.

(4) Includes 43,100 shares owned of record by Mr. Costello of which he has the sole voting and investment power and 373,200 shares owned of record by Mr. Costello and his wife, Anne M. Costello, as joint tenants, of which Mr. Costello shares with his wife voting and investment power.

(5) Includes 373,200 shares owned of record by Mrs. Costello and her husband, Kevin T. Costello, as joint tenants, of which Mrs. Costello shares with her husband voting and investment power. Mrs. Costello disclaims beneficial ownership of the 43,100 shares owned of record by her husband.

(6) Includes 102,000 shares as to which Mr. Nickerson has the right to acquire beneficial ownership upon the exercise of stock options exercisable within 60 days of March 16, 1998 and 8,200 shares held by Los Lobos, Inc., an investment company of which Mr. Nickerson is a majority owner.

(7) Includes 500 shares owned by Mr. McCurdy's minor children as to which Mr. McCurdy retains sole investment and dispositive control.

(8) Includes 107,000 shares available from the exercise of stock options exercisable within 60 days of March 16, 1998.


EXECUTIVE OFFICERS

         The following table and biographies set forth information concerning the executive officers of the Corporation, who are elected by the Board of
Directors:


NAME                       AGE              POSITION
----                       ---              --------

Richard C. Schilg          40               Chairman of the Board of Directors,
                                            President and Chief Executive
                                            Officer

Kevin T. Costello          48               Senior Vice President, Chief
                                            Operating Officer and Director

Paul M. Cash               51               Senior Vice President of
                                            Administration and Director

Charles F. Dugan II        58               Assistant Secretary and Director

Michael R. Goodrich        45               Chief Financial Officer, Vice
                                            President of Finance, and Treasurer

William W. Johnston        52               Secretary and Director

S. Cash Nickerson          38               Executive Vice President of
                                            Corporate Development, President of
                                            TEAM America of California, Inc. and
                                            Director

Byron G. McCurdy           41               Executive Vice President of
                                            Government Affairs; President of
                                            TEAM America West, Inc.
----------

         Richard C. Schilg has served as Chairman of the Board of Directors, President and Chief Executive officer of the Corporation since founding the Corporation in 1986. From 1982 to 1986, Mr. Schilg served as a Career Agent, Sales Manager and Director of Development of Mutual Security Life Insurance Company located in Ft. Wayne, Indiana. Mr. Schilg served as President of the Ohio Association of Professional Employer Organizations, a state chapter of the National Association of Professional Organizations, from March 1995 to September 1996. Mr. Schilg is a Certified Professional Employer Specialist.

         Kevin T. Costello has been a Director of the Corporation since 1992 and has served as Senior Vice President of Operations and Chief Operating Officer of the Corporation since 1993. From 1991 to 1993, Mr. Costello served as Vice President of Sales and Marketing of the Corporation.

         Paul M. Cash has been a Director of the Corporation since 1990 and Senior Vice President of Administration since May 1, 1997. Mr. Cash operated a human resources consulting business from 1988 until 1997.

         Charles F. Dugan II has been a Director of the Corporation since 1994 and has served as Assistant Secretary of the Corporation since 1992. Mr. Dugan has served as counsel to the Corporation since 1987. From 1970 to 1990, Mr. Dugan was a partner in the law firm of Vorys, Sater, Seymour and Pease located in Columbus Ohio. Mr. Dugan currently practices law in his own firm located in Columbus, Ohio.

         Michael R. Goodrich was appointed Vice President of Finance, Treasurer and Chief Financial Officer of the Corporation on March 31, 1997. Mr. Goodrich was Chief Financial Officer and Secretary of Barefoot Inc. located in Worthington, Ohio from 1991 to March 31, 1997 and was Vice President Finance of Barefoot Grass Lawn Service, Inc. from 1986 to March 31, 1997. From 1974 to 1986, Mr. Goodrich was a Certified Public Accountant in the Columbus, Ohio office of Arthur Andersen & Co.

         William W. Johnston has been a Director of the Corporation since 1990 and has served as Secretary of the Corporation since 1990 and as general counsel to the Corporation since 1989. From 1982 to 1990, Mr. Johnston was a partner in the law firm of Crabbe, Brown, Jones, Potts and Schmidt located in Columbus, Ohio. Mr. Johnston currently practices law in his own firm located in Worthington, Ohio. From 1976 to 1982, Mr. Johnston was the Chairman of the Ohio Industrial Commission.

         S. Cash Nickerson has been Executive Vice President of Corporate Development of the Corporation and President of TEAM America of California, Inc., a wholly owned subsidiary of the Corporation, since September 8, 1997. Mr. Nickerson was the President and founder of Workforce Strategies, Inc. from May 1995 until September 7, 1997. Mr. Nickerson was CEO of Hazar, Inc. from August 1994 until February 1995. He was President of Heatherton, Ltd., a PEO, from October 1993 until July 1994 and he was an associate and then partner with the law firm of Jenner & Block, in Chicago, Illinois from January 1990 until October 1993.

         Byron G. McCurdy has been Executive Vice President of Government Affairs of the Corporation and President of TEAM America West, Inc., a wholly owned subsidiary of the Corporation, since November 1, 1997. Mr. McCurdy was the President and founder of Aspen Consulting Group, Inc. from March 17, 1984 until November 1, 1997.


EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth certain information concerning the annual and long-term compensation of the chief executive officer of the Corporation and the other executive officers (together, the "Named Executives"), whose total salary and bonus for the last completed fiscal year exceeded $100,000.

                           SUMMARY COMPENSATION TABLE


                                                                                             LONG TERM
                                                            ANNUAL COMPENSATION(1)          COMPENSATION
                                                        ---------------------------         ------------
                                                                                            STOCK OPTIONS          ALL OTHER
NAME AND PRINCIPAL POSITION               YEAR             SALARY            BONUS           # GRANTED          COMPENSATION(4)
---------------------------               ----          ----------          -------          ---------          ---------------
Richard C. Schilg, Chairman               1997          $282,431(1)       $ 95,000           150,000(3)            $8,247
of the Board, President and               1996          $241,561(1)       $206,637(2)         50,000               $4,553
Chief Executive Officer                   1995          $180,010(1)       $158,790                0                $4,529

Kevin T. Costello, Senior                 1997          $266,686(1)       $ 60,000           125,000(3)            $8,222
Vice President, Chief                     1996          $232,210(1)       $138,930(2)         50,000               $4,558
Operating Officer                         1995          $178,316(1)       $ 98,285                0                $4,529

Paul M. Cash, Senior                      1997          $ 96,346          $ 40,000            80,000(3)            $3,511
Vice President, Chief                     1996                --                --                --                   --
Administrative Officer                    1995                --                --                --                   --
----------

(1) Includes commissions in the amounts of $90,553 and $90,553 in 1997, $100,061 and $144,480 in 1996 and $51,010 and $97,716 in 1995 paid to Mr.
     Schilg and Mr. Costello, respectively.

(2) Includes payments of $70,000 and $63,000 in February 1997 to Messrs. Schilg and Costello respectively, based in part on the financial performance of the Corporation in 1996. In accordance with generally accepted accounting principles, these amounts were required to be recognized as expenses in fiscal 1996. See "Report of Compensation Committee" for a further discussion of executive bonuses. Also included are payments of $136,637 and $75,930 in June 1996 of discretionary bonuses to Messrs. Schilg and Costello, respectively. These discretionary bonuses were not related to specific performance criteria for the Corporation in 1995 and accordingly were not required to be expensed until paid in 1996.

(3)  Includes the replacement of 50,000 options each for Mr. Schilg and Mr.
     Costello and 5,000 shares granted to Mr. Cash as a Director which were granted in 1996 at $12.00 per share and cancelled on September 3, 1997.

(4) Represents health care insurance premiums paid by the Corporation for the benefit of the indicated Named Executive Officer and the compensatory value of a company provided car.

STOCK OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth certain information concerning options granted during fiscal 1997 to the Named Executives.


                                    INDIVIDUAL GRANTS
                         -----------------------------------------------------------------------------------------
                                       PERCENTAGE
                                        OF TOTAL                                                POTENTIAL
                                        OPTIONS                                           REALIZABLE VALUE AT
                         NUMBER        GRANTED TO       EXERCISE                          ASSUMED ANNUAL RATES
                           OF          EMPLOYEES         PRICE                               OF STOCK PRICE
                         OPTIONS       IN FISCAL          PER            EXPIRATION           APPRECIATION
NAME                     GRANTED         1997            SHARE              DATE          FOR OPTION TERM(1)(2)
----                     -------     ------------      ----------      ---------------   -------------------------

                                                                                          5%($)             10%($)
                                                                                          -----             ------
Richard C. Schilg        53,475(3)         4.99%            $9.35            9/2/07       $293,043        $796,778
                         41,979            3.91%            $8.50            9/2/07       $224,588        $568,815
                         54,546            5.08%            $8.50            9/2/07       $291,821        $739,098

Kevin T. Costello        53,475(3)         4.99%            $9.35            9/2/07       $293,043        $796,778
                         30,615            2.85%            $8.50            9/2/07       $163,790        $414,833
                         40,910            3.81%            $8.50            9/2/07       $218,869        $554,330

Paul M. Cash             25,000            2.33%            $6.75           4/30/07       $106,250        $268,750
                         27,728(3)         2.58%            $8.50            9/2/07       $148,345        $375,714
                         27,272            2.54%            $8.50            9/2/07       $145,905        $396,536

----------
(1) The dollar amounts in these columns are the product of (a) the difference between (1) the product of the per share market price at the date of the grant and the sum of 1 plus the assumed rate of appreciation (5% and 10%) compounded over the term of the option (ten years) and (2) the per share exercise price and (b) the number of shares underlying the grant.

(2) The appreciation rates stated are arbitrarily assumed, and may or may not reflect actual appreciation in the stock price over the life of the option. Regardless of any theoretical value which may be placed on a stock option, no increase in its value will occur without an increase in the value of the underlying shares. Whether such an increase will be realized will depend not only on the efforts of the recipient of the option, but also upon conditions in the Corporation's industry and market area, competition, and economic conditions, over which the optionee may have little or no control.

(3) Includes cancelled and reissued options of 50,000 for Mr. Schilg, 50,000 for Mr. Costello, and 5,000 for Mr. Cash. See "Ten- Year Option Repricing."

         In September 1997, the Corporation granted options to purchase a total of 218,050 shares of Common Stock at $8.50 per share and 106,950 shares of Common Stock at $9.35 per share, all subject to the terms and conditions of the 1996 Incentive Stock Plan. Of these options, 180,000 were to replace options granted in December 1996 at $12.00 per share which were cancelled. Another 140,000 of these options were new grants to key officers of the Corporation and 5,000 options were granted to the newly appointed director, Ms. Crystal Faulkner.

         Also on September 3, 1997, 168,400 non-statutory options were granted to the key officers of the Corporation at a price of $8.50 per share. These options vest 20% per year over a five year period and expire ten years from the date of grant.

         In connection with the acquisition completed on September 8, 1997, non-statutory options to acquire 167,037 unregistered shares of Common Stock at $8.50 per share were granted to the shareholders of the acquired corporation. These options were vested upon issuance. In connection with the acquisition of another corporation on November 1, 1997, 1,465 immediately vested non-statutory options to acquire unregistered shares of Common Stock at $10.50 per share were granted to non-employee shareholders of the acquired corporation. These options will expire ten years from the date of grant.

         In connection with employment agreements and other employment arrangements entered into with the employees and key employees of the companies acquired on September 8, 1997 and November 1, 1997, non-statutory options to acquire 223,000 shares of Common Stock at $8.50 per share were granted on September 8, 1997 and to acquire 331,735 shares of Common Stock at $10.50 per share were granted on November 1, 1997. These employment-related options vest ratably over a five-year period and expire ten years from the date of grant.

         All shares of Common Stock issuable upon the exercise of non-statutory options will be unregistered shares which can only be sold pursuant to the requirements of Rule 144.

AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUE TABLE

         The following table sets forth certain information concerning the value of unexercised stock options held as of December 31, 1997 by the Named Executives. No options were exercised by such executive officers during fiscal 1997.


                                                              NUMBER OF SECURITIES UNDERLYING       VALUE OF UNEXERCISED
                                                               UNEXERCISED OPTIONS AT FISCAL        IN-THE-MONEY OPTIONS
                                                                       YEAR-END(#)                AT FISCAL YEAR-END($)(1)
                                                             ---------------------------------  ---------------------------
                                SHARES
                              ACQUIRED ON        VALUE
                             EXERCISE (#)   REALIZED ($) (2)    EXERCISABLE    UNEXERCISABLE     EXERCISABLE    UNEXERCISABLE
                             ------------   ----------------    -----------    -------------     -----------    -------------
Richard C. Schilg,                 0                0               0             150,000             --          $254,546
  President and Chief
  Executive Officer

Kevin T. Costello,                 0                0               0             125,000            --           $204,546
  Senior Vice President,
  Chief Operating Officer

Paul M. Cash                       0                0               0              80,000            --           $203,750
  Senior Vice President,
  Chief Administrative Officer

----------
(1) Represents the total gain which would be realized if all in-the-money options held at year end were exercised, determined by multiplying the number of shares underlying the options by the difference between the per share option exercise price and per share fair market value at year end. An option is in-the-money if the fair market value of the underlying shares exceeds the exercise price of the option.

(2) Represents the difference between the per share fair market value on the date of exercise and the per share option exercise price, multiplied by the number of shares to which the exercise relates.

                            TEN-YEAR OPTION REPRICING

         The following table provides certain information on the repricing of options during the past ten fiscal years:


                                         NUMBER OF                                                        LENGTH OF ORIGINAL
                                         SECURITIES         MARKET PRICE                                     OPTION TERM
                                     UNDERLYING OPTIONS     OF STOCK AT         EXERCISE        NEW       REMAINING AT DATE
        NAME AND                          REPRICED            TIME OF        PRICE OF TIME    EXERCISE           OF
         TITLE              DATE         OR AMENDED          REPRICING       OF REPRICING      PRICE         REPRICING
        -------            ------       ------------         -----------     --------------    -------       ----------
Richard C. Schilg,         9/3/97          50,000               $8.50            $12.00         $9.35          12/09/06
  President and Chief
  Executive Officer

Kevin T. Costello,         9/3/97          50,000               $8.50            $12.00         $9.35          12/09/06
  Senior Vice President,
  Chief Operating Officer

Paul M. Cash,              9/3/97           5,000               $8.50            $12.00         $8.50          12/09/06
  Senior Vice President,
  Chief Administrative
  Officer

Michael R. Goodrich,       9/3/97           5,000               $8.50             $9.75         $8.50          3/31/07
  Chief Financial
  Officer

         During the third and fourth quarters of fiscal 1997, the Corporation experienced a decline in the price of its shares of Common Stock. In the belief that the decline in the Corporation's stock price was attributable to external factors and not in connection with the performance of the Corporation, the Compensation Committee repriced outstanding "under-water options." It is the Compensation Committee's belief that, given the results achieved by the Corporation and the executive officers' contribution to those results, they should not, any more than any other employee of the Corporation, be penalized by a decline in the market price of the Corporation's Common Stock due to factors over which they had no control.

                             THE COMPENSATION COMMITTEE

                               William W. Johnston
                               Charles F. Dugan II
                                  Paul M. Cash

EMPLOYMENT AGREEMENTS

         Richard C. Schilg. Mr. Schilg has executed an employment agreement with the Corporation pursuant to which he has agreed to serve as Chairman of the Board, President and Chief Executive Officer of the Corporation for a period of three years and, unless terminated in accordance with the provisions therein, on the first day of each month that the agreement is in effect, the remaining term thereof will be automatically extended for one additional month. Under the terms of the agreement, Mr. Schilg receives an annual base salary of $195,000, plus incentive compensation in an amount determined by the Corporation's Compensation Committee based upon various factors including the Corporation's results of operations and financial condition and Mr. Schilg's performance during the relevant period. In addition to such base salary and incentive compensation, Mr. Schilg may receive commissions on sales to clients for which he is responsible pursuant to terms and conditions determined by the Corporation's Compensation Committee. In the event Mr. Schilg's employment is terminated for cause, the Corporation will pay Mr. Schilg the compensation and benefits due under his employment agreement through the date of such termination. Mr. Schilg's employment agreement contains certain non-competition and non-solicitation provisions which prohibit him from competing with the Corporation during his employment by the Corporation and for a period of one year after termination of his employment.

         The Corporation has agreed to maintain one or more life insurance policies on the life of Mr. Schilg in an aggregate amount sufficient to pay Mr. Schilg's widow approximately $48,000 per year for 15 years in the event that he dies prior to his retirement. No such benefit will be paid in the event that Mr. Schilg dies after his retirement. In addition, upon Mr. Schilg's retirement on or after his sixty-fifth birthday, the Corporation will pay him an amount calculated to be equal to the maximum loan available from such insurance policy which will not cause the insurance policy to lapse prior to his life expectancy. Thereafter, such amount shall be recalculated on an annual basis and the Corporation will pay Mr. Schilg any increase in such amount. The Corporation maintains a Key Man life insurance policy on Mr. Schilg in the amount of $1,000,000 for the benefit of the Corporation.

         See "Executive Compensation--Stock Option Grants in Last Fiscal Year" for a discussion of options granted to Mr. Schilg in 1997.

         Kevin T. Costello. Mr. Costello has executed an employment agreement with the Corporation pursuant to which he has agreed to serve as Senior Vice President of Operations and Chief Operating Officer of the Corporation for a period of three years and, unless terminated in accordance with the provisions therein, on the first day of each month that the agreement is in effect, the remaining term thereof will be automatically extended for one additional month. Under the terms of the agreement, Mr. Costello receives an annual base salary of $175,000, plus incentive compensation in an amount determined by the Corporation's Compensation Committee based upon various factors including the Corporation's results of operations and financial condition and Mr. Costello's performance during the relevant period. In addition to such base salary and incentive compensation, Mr. Costello may receive commissions on sales to clients for which he is responsible pursuant to terms and conditions determined by the Corporation's Compensation Committee. In the event Mr. Costello's employment is terminated for cause, the Corporation will pay Mr. Costello the compensation and benefits due under his employment agreement through the date of such termination. Mr. Costello's employment agreement contains certain noncompetition and non-solicitation provisions which prohibit him from competing with the Corporation during his employment by the Corporation and for a period of one year after termination of his employment.

         The Corporation has agreed to maintain one or more life insurance policies on the life of Mr. Costello in an aggregate amount sufficient to pay Mr. Costello's widow approximately $43,000 per year for 15 years in the event that he dies prior to his retirement. No such benefit will be paid in the event that Mr. Costello dies after his retirement. In addition, upon Mr. Costello's retirement on or after his sixty-fifth birthday, the Corporation will pay him an amount calculated to be equal to the maximum loan available from such insurance policy which will not cause the insurance policy to lapse prior to his life expectancy. Thereafter, such amount shall be recalculated on an annual basis and the Corporation will pay Mr. Costello any increase in such amount. Additionally, the Corporation maintains a Key Man life insurance policy on Mr. Costello in the amount of $750,000 for the benefit of the Corporation.

         See "Executive Compensation--Stock Option Grants in Last Fiscal Year" for a discussion of options granted to Mr. Costello in 1997.

         Paul M. Cash. Mr. Cash has executed an employment agreement with the Corporation pursuant to which he has agreed to serve as Senior Vice President of Administration of the Corporation for a period of three years and, unless terminated in accordance with the provisions therein, on the first day of each month that the agreement is in effect, the remaining term thereof will be automatically extended for one additional month. Under the terms of the agreement, Mr. Cash receives an annual base salary of $150,000, plus incentive compensation in an amount determined by the Corporation's Compensation Committee based upon various factors including the Corporation's results of operations and financial condition and Mr. Costello's performance during the relevant period. In the event Mr. Cash's employment is terminated for cause, the Corporation will pay Mr. Cash the compensation and benefits due under his employment agreement through the date of such termination. Mr. Cash's employment agreement contains certain noncompetition and non-solicitation provisions which prohibit him from competing with the Corporation during his employment by the Corporation and for a period of one year after termination of his employment.

         The Corporation has agreed to maintain one or more life insurance policies on the life of Mr. Cash in an aggregate amount sufficient to pay Mr. Cash's widow approximately $59,000 per year for 15 years in the event that he dies prior to his retirement. No such benefit will be paid in the event that Mr. Cash dies after his retirement. In addition, upon Mr. Cash's retirement on or after his sixty-fifth birthday, the Corporation will pay him an amount calculated to be equal to the maximum loan available from such insurance policy which will not cause the insurance policy to lapse prior to his life expectancy. Thereafter, such amount shall be recalculated on an annual basis and the Corporation will pay Mr. Cash any increase in such amount.

         The following Compensation Committee Report and Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any of the Corporation's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Corporation specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                        REPORT OF COMPENSATION COMMITTEE

THE COMPENSATION COMMITTEE

         The Compensation Committee consisted of Messrs. Cash, Dugan and Johnston in 1997. Mr. Cash became Senior Vice President of Administration of the Corporation on May 1, 1997. Effective January 1, 1998, Ms. Faulkner replaced Mr. Cash as a member of the Compensation Committee.

COMPENSATION POLICIES

         The Corporation's compensation program is designed to attract and retain highly qualified executive officers and managers and to motivate them to maximize the Corporation's earnings and shareholder returns. The Corporation's executive and key personnel compensation consists of two principal components:
(i) cash compensation, consisting of a base salary and, in certain cases, commissions on sales to clients and/or a bonus which is based upon the Corporation's operating performance, and (ii) stock options. Stock options are intended to encourage key employees to remain employed by the Corporation by providing them with a long-term interest in the Corporation's overall performance as reflected by the performance of the market for the Corporation's Common Stock.

         The compensation of executive officers of the Corporation, other than the chief executive officer ("CEO"), is established annually by the CEO in consultation with the Compensation Committee, subject to the provisions of any applicable employment agreements. See "Executive Compensation--Employment Agreements." In establishing the compensation of executive officers, various factors are considered, including the executive officer's individual scope of responsibilities, the quality of his or her performance in discharging those responsibilities and the financial performance of the Corporation as a whole.


CEO COMPENSATION

         The CEO's minimum annual base salary has been established pursuant to an employment agreement which was executed on December 13, 1996. In fiscal 1997, the CEOs compensation included base salary, a bonus and stock option awards which were determined by the Board of Directors based upon its perception of the individual performance of the CEO and the performance of the Corporation as a whole. No particular weight was given by the Board of Directors to any particular factor in its evaluation of each component of the CEO's compensation for fiscal 1997. In 1998, the CEO's base salary will be as set forth in his employment agreement (see "Executive Officers--Employment Agreements") and his bonus and commissions, if any, will be determined by the Compensation Committee based upon the foregoing factors.

         The Budget Reconciliation Act of 1993 amended the Internal Revenue Code to add Section 162(m) ("Section 162(m)") which bars a deduction to any publicly held corporation for compensation paid to a "covered employee" in excess of $1,000,000 per year. Generally, the Corporation intends that compensation paid to covered employees shall be deductible to the fullest extent permitted by law. The 1996 Incentive Stock Plan, as defined and described in this Proxy Statement, is intended to qualify under Section 162(m).

                                          THE COMPENSATION COMMITTEE

                                               William W. Johnston
                                               Charles F. Dugan II
                                               Paul M. Cash

                                PERFORMANCE GRAPH

         The following graph compares the cumulative total shareholder return on the Corporation's Common Stock from December 10, 1996 (the date the Corporation became a public company), until December 31, 1997, with the cumulative total return of (a) the Nasdaq Stock Market-US Index and (b) the S&P MidCap Commercial Services Composite Index. The graph assumes the investment of $100 in the Corporation's Common Stock, the Nasdaq Stock Market-US Index and the S&P MidCap Commercial Services Composite Index. The initial public offering price of the Corporation's Common Stock was $12.00 per share and the closing price of the shares on the first day of trading was $12.25.

                      COMPARISON OF CUMULATIVE TOTAL RETURN
            AMONG THE CORPORATION, THE NASDAQ STOCK MARKET - US INDEX
             AND THE S&P MIDCAP COMMERCIAL SERVICES COMPOSITE INDEX























                           DECEMBER 10, 1996  DECEMBER 31, 1996   DECEMBER 31, 1997
TEAM AMERICA                      100               94.79               87.5
CORPORATION

NASDAQ STOCK MARKET U.S.          100               98.36              120.7
INDEX

S&P MIDCAP COMMERCIAL             100               98.34              129.01
SERVICES COMPOSITE INDEX

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Mr. Schilg is Chairman of the Board of Directors, President and Chief Executive Officer of the Corporation. Mr. Costello is Senior Vice President of Operations and Chief Operating Officer of the Corporation. Messrs. Johnston and Dugan are Secretary and Assistant Secretary, respectfully, of the Corporation. Mr. Cash has been Senior Vice President of Administration since May 1, 1997. Mr. Swartz and Ms. Faulkner are not corporate employees of the Corporation. During fiscal 1997, Messrs. Johnston and Dugan received fees for legal services provided to the Corporation in the amounts of $102,460 and $7,536, respectively, and Mr. Cash received fees for consulting services provided to the Corporation in the amount of $22,754. Ms. Faulkner's firm received fees of $34,450 for tax accounting and consulting services in 1997.

         Each of Messrs. Johnston and Dugan have entered into a standard client agreement with the Corporation pursuant to which each of them is both a client and a worksite employee of the Corporation. The Corporation has provided, and expects to continue to provide, professional employer organization services to such individuals upon terms and conditions no more favorable to such individuals than those generally provided to the Corporation's other clients.

         Mr. Schilg is the sole owner of Rustproof Records, Inc. which is a client of the Corporation and which the Corporation had billings of $60,623. The Corporation expects to continue to provide professional employer organization services to Rustproof Records, Inc. upon terms and conditions no more favorable than those generally provided to the Corporation's other clients.

TRANSACTIONS BETWEEN EXECUTIVE OFFICERS AND THE CORPORATION

         Effective November 1, 1997, the Corporation acquired Aspen Consulting Group, Inc. which was owned by Messrs. Byron and Terry McCurdy. The Corporation entered into a lease for office space in Twin Falls, Idaho with an entity controlled by the McCurdy's. Rent paid for the office space was $12,000 in 1997.


            AMENDMENT TO THE CORPORATION'S 1996 INCENTIVE STOCK PLAN

         The Board of Directors has approved an amendment to the Corporation's 1996 Incentive Stock Plan (the "Plan"), subject to approval of the amendment by the shareholders at the Annual Meeting, to increase the number of shares available for issuance under the Plan from 350,000 to 800,000. Approval of this amendment requires the affirmative vote of the holders of a majority of the shares of the Corporation's common stock represented at the Annual Meeting. The following summary does not purport to be complete and is qualified in its entirety by the terms of the 1996 Incentive Stock Plan which is attached hereto as Appendix A.

PURPOSE OF THE 1996 INCENTIVE STOCK PLAN

         The Corporation's Board of Directors believes that providing selected persons with an opportunity to invest in the Corporation will give them additional incentive to increase their efforts on behalf of the Corporation and will enable the Corporation to attract and retain the best available associates, officers, directors, consultants and advisors. The Corporation's Board of Directors has approved an amendment to the Plan to increase the number of shares of the Corporation's Common Stock reserved for issuance upon the exercise of options granted under the Plan from 350,000 shares to 800,000 shares.

         The Plan was adopted by the Board of Directors on October 24, 1996, and approved by shareholders on October 24, 1996. The amendment increasing the number of shares of the Corporation's common stock issuable under the Plan was adopted by the Corporation's Board of Directors on March 20, 1998. The options may either meet the requirements of Section 422 ("Incentive Options") of the Internal Revenue Code of 1986, as amended (the "Code") or not meet such requirements ("Nonqualified Options"). Key employees, officers, and directors of, and consultants and advisors who render services to, the Corporation are eligible to receive options under the Plan.

                ADMINISTRATION OF THE 1996 INCENTIVE STOCK PLAN

         The Plan is administered by the Board of Directors or a Committee which, under the Plan, must consist of not less than three members of the Board of Directors appointed by the Board who are "non-employee directors" as defined by Rule 16b-3(b)(2)(i) under the Securities Exchange Act of 1934, as amended.

         With respect to all eligible persons, the Committee is authorized to determine to whom and at what time options may be granted. The Committee determines the number of shares subject to option, the duration of the option, the per share exercise price, the rate and manner of exercise, and whether the option is intended to be a Nonqualified Option or an Incentive Option. An Incentive Option may not have an exercise price less than fair market value of the common stock on the date of grant or an exercise period that exceeds ten years from the date of grant and is subject to certain other limitations which allow the option holder to qualify for favorable tax treatment. None of these restrictions apply to the grant of Nonqualified Options, which may have an exercise price less than the fair market value of the underlying common stock on the date of grant and may be exercisable for an indeterminate period of time. The Committee also has the discretion under the Plan to make cash grants to option holders that are intended to offset a portion of the taxes payable upon exercise of Nonqualified Options or on certain dispositions of shares acquired under Incentive Options.

         The exercise price of the option may be paid (i) in cash, (ii) shares of Common Stock, or (iii) a combination of cash and share of Common Stock, or
(iv) in the sole discretion of the Committee, through a cashless exercise procedure involving a broker, or (v) such other consideration as the Committee may deem appropriate.

TERMINATION OF OPTIONS

         Options lapse upon the earliest of (i) one full year after termination of the participant's relationship with the Corporation if the termination is due to death or disability or if the participant dies within 90 days of termination, or (B) 90 days after termination if the termination is for any reason other than death or disability. Options not exercisable as of the date of a change in control of the Corporation will become exercisable immediately as of such date.

TERM OF THE 1996 INCENTIVE STOCK PLAN

         The Plan terminates on December 31, 2006, unless earlier terminated by the Board of Directors.

AMENDMENT

         The Board of Directors may terminate, amend or modify the Plan at any time provided that (a) no amendment may be made to the Plan which would cause the Incentive Options granted thereunder to fail to qualify as incentive stock options under the Code; and (b) any amendment which requires the approval of the shareholders of the Corporation under the Code or Section 16 of the Securities Exchange Act of 1934, as amended, or the regulations promulgated thereunder, will be subject to such approval in accordance with the applicable law or regulations. No amendment, modification or termination of the Plan may in any manner adversely affect any option previously granted under the Plan without the consent of the option holder or a permitted transferee of such option holder.

1996 INCENTIVE STOCK PLAN TABLE

         As of February 27, 1998, options to purchase an aggregate of 348,000 shares of the Corporation's Common Stock (net of options canceled) had been granted pursuant to the Plan, no options had been exercised, options to purchase 348,000 shares remained outstanding, and only 2,000 shares remained available for future grant. As of February 27, 1998, the market value of all shares of the Corporation's Common Stock subject to outstanding options under the Plan and all of the Corporation's stock option plans were approximately $4,872,000 and $4,900,000, respectively (based upon the closing sale price per share of the Corporation's Common Stock as reported on the Nasdaq National Market on February 27, 1998). During the 1997 fiscal year, options covering 350,000 shares of the Corporation's Common Stock were granted to employees of the Corporation under the Plan. Shares underlying presently exercisable, but unexercised, options will constitute outstanding shares of the Corporation's Common Stock for purposes of calculating the Corporation's net income per share. The market value of the 800,000 shares of the Corporation's Common Stock to be subject to the Plan was approximately $11,200,000 as of February 27, 1998.

         As of February 27, 1998, the following current directors and executive officers named in the this Proxy Statement had been granted options under the Plan as follows:


                                NUMBER OF OPTIONS   AVERAGE EXERCISE PRICE PER
                  NAME               GRANTED                   SHARE
                  ----               -------                   -----
           Richard C. Schilg         95,454                    $8.98
           Kevin T. Costello         84,090                    $9.04
           Paul M. Cash              52,728                    $7.67
           Charles F. Dugan           5,000                    $8.50
           William W. Johnston        5,000                    $8.50
           M.R. Swartz                5,000                    $8.50
           Crystal Faulkner           5,000                    $8.50
           Michael R. Goodrich       27,728                    $8.50

         Since adoption of the Plan: (i) all current executive officers, as a group, have been granted options under the Plan covering 260,000 shares of the Corporation's Common Stock which represents approximately 74.7% of the total number of options granted pursuant to the Plan; (ii) all current directors who are not executive officers, as a group, have been granted options under the Plan covering 20,000 shares of the Corporation's Common Stock which represents approximately 5.7% of the total number of options granted pursuant to the Plan; and (iii) all current employees, excluding executive officers, as a group, have been granted options under the Plan covering 68,000 shares of the Corporation's Common Stock which represents approximately 19.6% of the total number of options granted pursuant to the Plan.

FEDERAL INCOME TAX CONSEQUENCES

         The Plan permits the granting of Incentive Stock Options as well as Nonqualified Stock Options. Generally, no income is recognized when either type of option is granted to the optionholder, but the subsequent tax treatment differs widely.

         Nonqualified Stock Options. Generally, upon the exercise of a Nonqualified Stock Option, the excess of the fair market value of the shares on the date of exercise over the option price is ordinary income to the optionholder at the time of the exercise. The tax basis for the shares purchased is their fair market value on the date of exercise. Any gain or loss realized upon a later sale of the shares for an amount in excess of or less than their tax basis will be taxed as capital gain or loss, with the character of the gain or loss (short-term or long-term) depending upon how long the shares were held since exercise.

         Incentive Stock Options. Generally, no regular taxable income is recognized upon the exercise of an Incentive Stock Option. The tax basis of the shares acquired will be the exercise price. In order to receive this favorable treatment, shares acquired pursuant to the exercise of an Incentive Stock Option may not be disposed of within two years after the date the option was granted, nor within one year after the exercise date (the "Holding Periods"). If the shares are sold before the end of the Holding Periods, the amount of that gain which equals the lesser of the difference between the fair market value on the exercise date and the option price or the difference between the sale price and the option price is taxed as ordinary income and the balance, if any, as short-term or long-term capital gain, depending upon how long the shares were held. If the Holding Periods are met, all gain or loss realized upon a later sale of the shares for an amount in excess of or less than their tax basis will be taxed as a capital gain or loss.

         Alternative Minimum Tax. For purposes of determining the optionholder's alternative minimum taxable income subject to the alternative minimum tax, the exercise of an Incentive Stock Option by an optionholder will result in the recognition of taxable income at the time of the exercise of the option in an amount equal to the excess of the fair market value of the shares on the exercise date over the option price. The alternative minimum tax is paid only if it exceeds an individual's regular tax. It is imposed at a rate of 26% on the first $175,000 of alternative minimum taxable income in excess of the applicable exemption amount and at a rate of 28% for any additional alternative minimum taxable income. The exemption amount is phased out for higher income taxpayers.

         Exercise with Previously-Owned Shares. All options granted under the Plan may be exercised with payment either in cash or, if authorized in its sole discretion by the Corporation's Board of Directors, in previously-owned shares of the Corporation Common Stock at their then fair market value, or in a combination of both. When previously-owned shares ("Old Shares") are used to purchase shares ("New Shares") upon the exercise of an Incentive Stock Option or a Non-Statutory Stock Option, no gain or loss is recognized by the optionholder to the extent that the total value of the Old Shares surrendered does not exceed the total value of all of the New Shares received. If, as would almost always be the case, the value of the New Shares exceeds the value of the Old Shares, the excess amount is not regular taxable income to the optionholder, if the option exercised is an Incentive Stock Option and the Holding Periods discussed above are met for the Old Shares at the time of exercise. The New Shares would also be subject to the Holding Periods discussed above. On the other hand, if the option exercised is a Non-Statutory Stock Option, the excess amount is taxable as ordinary income.

         The Corporation Deduction. No deduction is available to the Corporation in connection with the exercise of an Incentive Stock Option if the Holding Periods discussed above are met. The Corporation, however, is entitled to a deduction in connection with the exercise of an Incentive Stock Option if the Holding Periods discussed above are not met, in an amount equal to the ordinary income recognized by the optionholder (conditioned upon proper reporting and tax withholding and subject to possible deduction limitations). The Corporation is entitled to a tax deduction in connection with the exercise of a Non-Statutory Stock Option equal to the ordinary income recognized by the optionholder (conditioned upon proper reporting and tax withholding and subject to possible deduction limitations).

         1997 Tax Act. Under recently enacted legislation, capital gains recognized by optionholders generally will be subject to a maximum federal income tax rate of 20%, provided the shares sold or exchanged are held for more than eighteen (18) months. If the shares are held for more than one year but less than eighteen months, then the capital gains recognized by optionholders will be taxed at a maximum federal income tax rate of 28%.

         Section 162(m). Section 162(m) of the Internal Revenue Code does not permit the Corporation to deduct non-performance based compensation in excess of $1,000,000 per year paid to certain covered officers. The Corporation believes that compensation paid pursuant to the Plan should qualify as performance-based compensation and, therefore, Section 162(m) should not cause the Corporation to be denied a deduction for compensation paid to certain covered officers pursuant to the Plan.

         The affirmative vote of a majority of the votes entitled to be cast by the holders of the Corporation's Common Stock present in person or represented by proxy at the Annual Meeting is required to adopt the amendment to the Plan.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO THE 1996 INCENTIVE STOCK PLAN. UNLESS A CONTRARY CHOICE IS SPECIFIED, PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR APPROVAL OF THE PLAN.


                              CERTAIN TRANSACTIONS

         For a discussion of certain business relationships and transactions between the Corporation and each of Messrs. Johnston, Dugan and Cash and Ms. Faulkner, see "Compensation Committee Interlocks and Insider Participation."

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Corporation's Directors and executive officers, and persons who own more than ten percent of a registered class of the Corporation's equity securities, to file initial statements of beneficial ownership (Form 3), and statements of changes in beneficial ownership (Forms 4 and 5), of shares of Common Stock of the Corporation with the Securities and Exchange Commission. Executive officers, Directors and greater than ten-percent shareholders are required to furnish the Corporation with copies of all such forms they file.

         To the Corporation's knowledge, based solely on its review of the copies of such forms received by it, and written representations from certain reporting persons that no additional forms were required, all filing requirements applicable to its executive officers, Directors and greater than ten-percent shareholders were complied with in fiscal 1997, except for a late Form 3 filing for Crystal Faulkner and a late Form 4 filing for Michael Goodrich.


                         INDEPENDENT PUBLIC ACCOUNTANTS

         Arthur Andersen LLP has acted as independent certified public accountants of the Corporation for fiscal 1997. Arthur Andersen LLP is expected to have a representative present at the Annual Meeting who may make a statement, if desired, and will be available to answer appropriate questions.

                              SHAREHOLDER PROPOSALS

         In order for shareholder proposals to be considered for presentation at the 1999 Annual Meeting of Shareholders, such proposals must be received by the Corporation at its principal executive offices not later than December 31, 1998.

         The Corporation's Amended and Restated Regulations (the "Regulations") provide that shareholder nominations for election as Directors may be made in compliance with certain advance notice, informational and other applicable requirements. In order to be considered, a shareholder's notice of Director nomination must be delivered to or mailed and received by the Secretary of the Corporation at 110 East Wilson Bridge Road, Worthington, Ohio 43085 not less than 60 or more than 90 days prior to the Corporation's Annual Meeting; provided, however, that in the event that less than 75 days notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the 15th day following the earlier of the day on which such notice of the date of the meeting was mailed or such public disclosure was made. The Corporation's Annual Meeting will generally be held in May of each year. A shareholder's notice of Director nominations must contain certain information required by the Regulations and must be accompanied by the written consent of each proposed nominee to serve as a Director of the Corporation, if elected. Copies of the Regulations are available upon request made to the Secretary of the Corporation at the above address. The requirements described above do not supersede the requirements or conditions established by the Securities and Exchange Commission for shareholder proposals to be included in the Corporation's proxy materials for a meeting of shareholders.

                                  OTHER MATTERS

         As of the date of this statement, the Board of Directors knows of no other business that will come before the Annual Meeting. Should any other matter requiring the vote of the shareholders arise, the enclosed proxy confers upon the proxy holders discretionary authority to vote the same in respect to the resolution of such other matters as they, in their best judgment, believe to be in the best interest of the Corporation.

         Shareholders are urged to forward their proxies without delay. A prompt response will be greatly appreciated.

                              By Order of the Board of Directors

                              Richard C. Schilg
                              Chairman of the Board of Directors,
                              President and Chief Executive Officer

April 6, 1998

                                                                         ANNEX A
                                                                         -------










                            TEAM AMERICA CORPORATION


                            1996 INCENTIVE STOCK PLAN






















                 Adopted by Board of Directors: October 24, 1996

                   Approved by Shareholders: October 24, 1996

                                TABLE OF CONTENTS


Section 1.        Purpose....................................................1
Section 2.        Definitions................................................1
Section 3.        Administration.............................................3
Section 4.        Eligibility................................................4
Section 5.        Shares Available...........................................4
Section 6.        Term.......................................................5
Section 7.        Participation..............................................5
Section 8.        Stock Options..............................................6
Section 9.        Stock Appreciation Rights..................................7
Section 10.       Restricted Stock Awards....................................8
Section 11.       Phantom Stock..............................................8
Section 12.       Performance Shares.........................................9
Section 13.       Directors' Stock Options...................................9
Section 14.       Payment of Awards.........................................10
Section 15.       Dividends and Dividend Equivalents........................11
Section 16.       Termination of Employment.................................11
Section 17.       Assignment and Transfer; Holding Period...................11
Section 18.       Adjustments Upon Changes in Capitalization................12
Section 19.       Extraordinary Distributions and Pro Rata Repurchases......12
Section 20.       Withholding Taxes.........................................13
Section 21.       Regulatory Approvals and Listings.........................13
Section 22.       No Right to Continued Employment or Grants................13
Section 23.       Rights as Shareholder.....................................13
Section 24.       Responsibility and Indemnification........................14
Section 25.       Substitution, Extension, Renewal and Regrant of Awards....14
Section 26.       Amendment.................................................14
Section 27.       Corporate Changes; Use of Funds...........................15
Section 28.       Change in Control.........................................15
Section 29.       Governing Law.............................................17
Section 30.       Interpretation............................................17

                            TEAM AMERICA CORPORATION
                            1996 INCENTIVE STOCK PLAN


SECTION 1.  PURPOSE

         The purpose of this Plan is to advance the long-term interests of TEAM America Corporation by (i) motivating executive and other personnel by means of long-term incentive compensation, (ii) furthering the identity of interests of participants with those of the shareholders of the Company through the ownership and performance of the Common Stock of the Company and (iii) permitting the Company to attract and retain directors and executive personnel upon whose judgment the successful conduct of the business of the Company largely depends. Toward this objective, the Committee may grant stock options, stock appreciation rights, restricted stock awards, phantom stock and/or performance shares to Key Employees of the Company and its Subsidiaries, and shall grant stock options to non-employee directors of the Company, on the terms and subject to the conditions set forth in the Plan.

SECTION 2.  DEFINITIONS

         2.1. "Administrative Policies" means the administrative policies and procedures adopted and amended from time to time by the Committee to administer the Plan.

         2.2. "Applicable Market" means the Nasdaq National Market ("NNM") or, if the Common Stock is no longer traded in the NNM, then the principal national securities exchange, if any, on which the Common Stock is traded as determined by the Committee, or if the Common Stock is no longer traded in the NNM or on any national securities exchange, then such other market price reporting system pursuant to which the Common Stock is traded or quoted as designated by the Committee.

         2.3. "Award" means any form of stock option, stock appreciation right, restricted stock award, phantom stock or performance share granted under the Plan, whether singly, in combination, or in tandem, granted, made or awarded to a Participant by the Committee pursuant to such terms, conditions, restrictions and limitations, if any, as the Committee may establish by the Award Agreement or otherwise.

         2.4. "Award Agreement" means a written agreement with respect to an Award between the Company and a Participant establishing the terms, conditions, restrictions and limitations applicable to an Award. To the extent an Award Agreement is inconsistent with the terms of the Plan, the Plan shall govern the rights of the Participant thereunder.

         2.5. "Board of Directors" or "Board" means the directors of the Company, as a group, serving as such from time to time.

         2.6. "Change in Control" means (a) the acquisition after the effective date of this Plan by any "Person" (defined for the purposes of this Section to mean any person within the meaning of Section 13(d) of the Exchange Act, other than the Company or an employee benefit plan created by the Board of

Directors of the Company), either directly or indirectly, of the beneficial ownership (determined under Rule 13d-3 of the Regulations promulgated by the Securities and Exchange Commission ("SEC") under Section 13(d) of the Exchange
Act) of any securities issued by the Company if, after such acquisition, such Person is the beneficial owner of securities issued by the Company having 20% or more of the voting power in the election of Directors at the next meeting of the holders of voting securities to be held for such purpose of all of the voting securities issued by the Company, if such person acquired such beneficial ownership without the prior consent of the Board of Directors; (b) the commencement (determined under Rule 14d-2 of the Regulations promulgated by the SEC under Section 14(d) of the Exchange Act) after the effective date of this Plan by any Person of a tender offer subject to the provisions of Section 14(d) of the Exchange Act if, after consummation of such tender offer, such Person would, directly or indirectly, be the beneficial owner of securities issued by the Company having 20% or more of the voting power in the election of Directors at the next meeting of the holders of voting securities to be held for such purpose of all of the voting securities issued by the Company, if such Person commenced such tender offer without the prior written consent of the Directors;
(c) the election of a majority of the Directors, elected at any meeting of the holders of voting securities of the Company, who were not nominated for such election by the Board of Directors or a duly constituted committee of the Board of Directors; or (d) the merger or consolidation with or transfer of substantially all of the assets of the Company to another person if the Board of Directors does not adopt a resolution, before the Company enters into any agreement for such merger, consolidation or transfer, determining that it is not a Change in Control.

         2.7. "Change in Control Price" means the higher of (i) the mean of the high and low closing prices for the Company's Common Stock on the Applicable Market on the date of determination of the Change in Control, or (ii) the highest price per share actually paid for the Common Stock in connection with the Change in Control.

         2.8. "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         2.9. "Committee" means the Compensation Committee of the Board of Directors or such other committee designated by the Board to administer the Plan under Section 3 hereof.

         2.10. "Common Stock" means the Common Shares, without par value, of the Company.

         2.11. "Company" means TEAM America Corporation, an Ohio corporation.

         2.12. "Derivative Security" means any of the "derivative securities" as defined in Rule 16a-1 under the Exchange Act as such rule may be amended or superseded from time to time.

         2.13. "Director" means a member of the Board of Directors.

         2.14. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         2.15. "IPO" means the initial underwritten public offering of the Common Stock.

         2.16. "IPO Price" means the price at which the Common Stock is offered by the Company in the IPO.

         2.17. "Key Employee" means an employee of the Company or a Subsidiary who holds a position of responsibility in an executive, managerial, administrative or professional capacity, and whose performance, as determined by the Committee in the exercise of its sole and absolute discretion, can have an effect on the growth, profitability and success of the Company.

         2.18. "Participant" means any individual to whom an Award has been granted by the Committee under this Plan.

         2.19. "Plan" means this TEAM America Corporation 1996 Incentive Stock Plan, as the same may be amended from time to time.

         2.20. "Section 16 Officer" means any Participant who is an "officer" of the Company within the meaning of Rule 16a-1 under the Exchange Act as such rule may be amended or superseded from time to time.

         2.21. "Subsidiary" means a corporation or other business entity in which the Company directly or indirectly has an ownership interest of fifty-one percent or more.

         2.22. "Termination" means the termination of the Participant's relationship with the Company including termination of the Participant's employment and status as a Director. A Participant who is absent from employment or other relationship with the Company for a reason or purpose and for a period of time approved by the Committee, in its sole discretion, shall not for the period of such absence be deemed, solely because of such absence, to have suffered a Termination, unless and until the Committee otherwise determines.

SECTION 3.  ADMINISTRATION

         The Plan shall be administered under the supervision of either (i) the Board of Directors, or (ii) the Committee composed of not less than three Directors each of whom shall be a "nonemployee director" as defined in Rule 16b-3 under the Exchange Act as such rule may be amended or superseded from time to time and an "outside director" under Section 162(m) of the Code and the regulations thereunder. References to the authority, duties and obligations of the Committee hereinafter set forth shall apply to the Board of Directors at any time the Board of Directors rather than the Committee is administering and supervising the Plan.

         Members of the Committee shall serve at the pleasure of the Board of Directors, and may resign by written notice filed with the Chairman of the Board, President or Secretary of the Company. A vacancy in the membership of the Committee shall be filled by the appointment of a successor member by the Board of Directors. Until such vacancy is filled, the remaining members shall constitute a quorum and the action at any meeting of a majority of the entire Committee, or an action unanimously approved in writing by all

Committee members, shall constitute action of the Committee. Subject to the express provisions of this Plan, the Committee shall have exclusive and final authority to: (i) construe and interpret the Plan and any Award Agreement entered into hereunder; (ii) establish, amend and rescind Administrative Policies for the administration of the Plan; and (iii) determine the "fair market value" of the Common Stock of the Company (based on the Applicable Market, if any, for the Common Stock). The Committee shall have such additional authority as the Board of Directors may from time to time determine to be necessary or desirable. Employees, agents and independent contractors of the Company or the Committee may be assigned, or employed or retained to perform, administrative, clerical and other duties of the Committee, subject to the supervision and control of the Committee; provided, however, that only the Committee may grant or award an Award under the Plan and make decisions concerning the timing, pricing and amount of any Award, except for stock options automatically granted to Directors who are not employees of the Company under
Section 13 hereof.

         For so long as Directors and/or Section 16 Officers are or may be Participants in the Plan, the Committee shall not knowingly take any action, or decline to take any action, which shall cause the Plan not to meet the requirements contained in Rule 16b-3 under the Exchange Act, as such rule is amended or superseded from time to time, which permit the granting or making of Awards under the Plan to be exempt from section 16(b) of the Exchange Act as amended or superseded from time to time.

SECTION 4.  ELIGIBILITY

         Any Key Employee is eligible to become a Participant in the Plan. Directors of the Company, other than Directors who are employees of the Company, shall be eligible only to receive stock options pursuant to Section 13 hereof.

SECTION 5.  SHARES AVAILABLE

         (a) Shares of Common Stock available for issuance under the Plan may be authorized and unissued shares or treasury shares. Subject to the adjustments provided for in Sections 18 and 19 hereof, the maximum number of shares of Common Stock available for grant of Awards under the Plan is 350,000 shares. Notwithstanding the foregoing, at no time shall the number of shares of Common Stock deemed to be available for grant in any calendar year exceed ten percent of the total number of issued and outstanding shares of Common Stock of the Company. The number of shares of Common Stock available for grant to any individual Participant in any calendar year shall not exceed 50,000 shares.

         (b) For purposes of calculating the number of shares of Common Stock deemed to be granted hereunder during any fiscal year, each Award, whether denominated in stock options, stock appreciation rights, restricted stock, performance shares or phantom stock, shall be deemed to be a grant of a number of shares of Common Stock equal to the number of shares represented by the stock options, shares of restricted stock, performance shares, shares of phantom stock or stock appreciation rights set forth in the Award; provided however

                  (i) in the case of any Award as to which the exercise of one right nullifies the exercisability of another (including, by way of illustration the grant of a stock option with Tandem SARs (as hereinafter defined)), the number of shares deemed to have been granted shall be the maximum number of shares (and/or cash equivalents) that could have been acquired upon the maximum exercise or settlement of the Award; and

                  (ii) in the case of Performance Share Awards (as hereinafter defined) providing for payments in excess of 100% of the number of shares set forth in the Award Agreement, the number of shares granted shall be deemed to be the maximum number of shares (and/or the cash equivalent thereof) issuable under the Award at the highest level of performance.

         (c) Shares of Common Stock covered by lapsed, canceled, surrendered or terminated Awards shall be shares available for regrant under the Plan; provided, however, that the portion of any Award that has been settled by the payment of cash or the issuance of shares of Common Stock, or a combination thereof, shall not be available for re-grant under the Plan, irrespective of the value of the settlement or the method of its payment. The settlement of an Award shall not be deemed to be the grant of an Award hereunder.

SECTION 6.  TERM

         The Plan shall become effective as of October 24, 1996, subject to approval of the Plan by the holders of a majority of the shares of Common Stock. No Awards shall be exercisable or payable before approval of the Plan has been obtained from the Company's shareholders and no Awards may be granted after December 31, 2006.

SECTION 7.  PARTICIPATION

         The Committee shall select, from time to time, Participants from those Key Employees who, in the opinion of the Committee can further the Plan's purpose and the Committee shall determine the type or types of Awards, if any, to be made to the Participant. Any selection by the Committee of an employee of the Company or a Subsidiary to be a Participant in the Plan shall irrevocably constitute the Committee's concurrent and conclusive determination that such employee is a Key Employee. In addition, all non-employee Directors shall participate in the Plan solely in the manner specified in Section 13 hereof. The terms, conditions and restrictions of each Award shall be set forth in an Award Agreement, and no Participant shall have any rights to or interest in an Award unless and until such Participant has exercised and delivered an Award Agreement with respect to such Award.

SECTION 8.  STOCK OPTIONS

         (a) Grants. Awards may be granted in the form of stock options. Stock options may be incentive stock options within the meaning of section 422 of the Code or nonqualified stock options (i.e., stock options which are not incentive stock options), or a combination of both, or any particular type of tax advantage option authorized by the Code from time to time.

         (b) Terms and Conditions of Options. An option shall be exercisable in whole or in such installments and at such times as may be determined by the Committee; provided, however, that no stock option shall be exercisable more than ten years after the date of grant thereof. In the absence of any provision in an option to the contrary (i) the option will become exercisable as to 20% of the shares of Common Stock subject to the option upon completion of the first full year of employment of the Participant after the date of grant thereof and as to 20% of such shares upon the completion of each full year thereafter prior to Termination, and (ii) the option will lapse upon the earliest of (A) one year after Termination of the Participant's relationship with the Company if the Termination is due to death or disability or if the Participant dies within 90 days of the Termination, or (B) 90 days after Termination if the Termination is for any reason other than death or disability. The option exercise price shall be established by the Committee, but such price shall not be less than the per share fair market value of the Common Stock, as determined by the Committee, on the date of the stock option's grant subject to adjustment as provided in Sections 18 or 19 hereof; provided, however, that the option price of any nonqualified stock option granted within 90 days following the closing of the IPO may be the IPO Price.

         (c) Restrictions Relating to Incentive Stock Options. Stock options issued in the form of incentive stock options shall, in addition to being subject to all applicable terms, conditions, restrictions and/or limitations established by the Committee, comply with section 422 of the Code. Incentive stock options shall be granted only to those Key Employees who are employees of the Company and its "subsidiaries" within the meaning of section 424 of the Code, and shall be granted within ten years after the date the Plan was adopted by the Board of Directors. The aggregate fair market value (determined as of the date the option is granted) of shares with respect to which incentive stock options are exercisable for the first time by an individual during any calendar year (under this Plan or any other plan of the Company or any Subsidiary which provides for the granting of incentive stock options) may not exceed $100,000 or such other number as may be applicable under the Code from time to time. Any incentive stock option that is granted to any employee who is, at the time the option is granted, deemed for purposes of section 422 of the Code, or any successor provision, to own shares of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or of a parent or subsidiary of the Company shall have an option exercise price that is at least 110 percent (110 %) of the fair market value of the shares at the date of grant and shall not be exercisable after the expiration of 5 years from the date it is granted.

         (d) Additional Terms and Conditions. The Committee may, in any manner not inconsistent with the Plan, by way of the Award Agreement or otherwise, establish such other terms, conditions, restrictions and/ or limitations, if any, on any stock option Award and the exercise thereof.

         (e) Payment. Upon exercise, a Participant may pay the option exercise price of a stock option (i) in cash, (ii) in shares of Common Stock, or (iii) a combination thereof, or (iv) in the sole discretion of the Committee, through a cashless exercise procedure involving a broker; provided, however, that such method and time for payment shall be permitted by and be in compliance with applicable law, or (v) such other consideration as the Committee may deem appropriate. The Committee shall establish appropriate methods for accepting Common Stock and may impose such conditions as it deems appropriate on the use of such Common Stock to exercise a stock option.

SECTION 9.  STOCK APPRECIATION RIGHTS

         (a) Grants. Awards may be granted in the form of stock appreciation rights ("SARs"). SARs shall entitle the recipient to receive a payment equal to the appreciation in market value of a stated number of shares of Common Stock from the price stated in the Award Agreement to the market value of the Common Stock on the date of exercise or surrender. A SAR may be granted in tandem with all or a portion of a related stock option under the Plan ("Tandem SARs"), or may be granted separately ("Freestanding SARs"): provided, however, that Freestanding SARs may be granted only to Key Employees who are foreign nationals or are employed outside of the United States, or both, and as to whom the Committee determines the interests of the Company could not as conveniently be served by the grant of other forms of Awards under the Plan. Tandem SARs shall permit the optionee to surrender a stock option or portion thereof and to receive the payment to which he is entitled under the SAR Award Agreement with respect to the shares of Common Stock subject to the surrendered stock option or portion thereof. A Tandem SAR may be granted either at the time of the grant of the related stock option or at any time thereafter during the term of the stock option. A Freestanding SAR granted to a Section 16 Officer may be exercised no sooner than six months after it is granted.

         (b) Terms and Conditions of Tandem SARs. A Tandem SAR shall be exercisable to the extent, and only to the extent, that the related stock option is exercisable. The appreciation in value of a Tandem SAR shall be the appreciation in fair market value from an amount not less than the option exercise price of the related stock option or portion thereof being surrendered to the market value of the Common Stock on the date of exercise. Upon exercise of a Tandem SAR as to some or all of the shares covered by an Award, the related stock option shall be canceled automatically to the extent of the number of SARs exercised, and such shares shall not thereafter be eligible for grant under
Section 5 hereof.

         (c) Terms and Conditions of Freestanding SARs. Freestanding SARs shall be exercisable in whole or in such installments and at such times as may be determined by the Committee. The base price of a Freestanding SAR shall also be determined by the Committee; provided, however, that such price shall not be less that the fair market value of the Common Stock on the date of the award of the Freestanding SAR.

         (d) Deemed Exercise. The Committee may provide that an SAR shall be deemed to be exercised at the close of business on the scheduled expiration date of such SAR, if at such time the SAR by its terms is otherwise exercisable and, if so exercised, would result in a payment to the Participant.

         (e) Additional Terms and Conditions. The Committee may, in any manner not inconsistent with the Plan, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions and/or limitations, if any, on any SAR Award.

SECTION 10.  RESTRICTED STOCK AWARDS

         (a) Grants. Awards may be granted in the form of Restricted Stock Awards. Restricted Stock Awards consist of shares of Common Stock bearing restrictions on their transfer or otherwise as authorized by Section 10(b), below, and may be awarded to a Key Employee with or without payment of consideration by the Key Employee.

         (b) Award Restrictions. Restricted Stock Awards shall be subject to such terms, conditions, restrictions, or limitations as the Committee deems appropriate including, by way of illustration but not by way of limitation, restrictions on transferability, requirements of continued employment or individual performance or the financial performance of the Company. The Committee may modify, or accelerate the termination of, the restrictions applicable to a Restricted Stock Award under such circumstances as it deems appropriate.

         (c) Rights as Shareholders. During the period in which any shares of Common Stock are subject to the restrictions imposed under this Section 10, the Committee may, in its discretion, grant to the Participant to whom such restricted shares have been awarded, all or any of the rights of a shareholder with respect to such shares, including, by way of illustration but not by way of limitation, the right to vote such shares and to receive dividends.

         (d) Evidence of Award. Any Restricted Stock Award granted under the Plan may be evidenced in such manner as the Committee deems appropriate, including, without limitation, book entry registration or issuance of a stock certificate or certificates.

         (e) Additional Terms and Conditions. The Committee may, in any manner not inconsistent with the Plan, by way of Award Agreement or otherwise, determine such other terms, conditions, restrictions or limitations, if any, on any Award of Restricted Stock.

SECTION 11.  PHANTOM STOCK

         (a) Grants. Awards may be granted in the form of Phantom Stock Awards. Phantom Stock Awards shall entitle the Participant to receive the market value or the appreciation in value of a stated number of shares of Common Stock on a settlement date determined by the Committee.

         (b) Terms and Conditions. The Committee may, in any manner not inconsistent with the Plan, by way of Award Agreement or otherwise, determine such terms, conditions, restrictions or limitations, if any, on any Award of Phantom Stock.

SECTION 12.  PERFORMANCE SHARES

         (a) Grants. Awards may be granted in the form of performance shares. "Performance Shares" means interests the entitlement to which is based upon the attainment of pre-determined Performance Targets as hereinafter defined during a Performance Period as hereinafter defined. At the end of the Performance Period, Performance Shares shall be converted into Common Stock (or Common Stock and cash, as determined by the Award Agreement) and distributed to Participants based upon such entitlement.

         (b) Performance Criteria. The Committee may grant an Award of Performance Shares to Participants as of the first day of each Performance Period. As used herein, the term "Performance Period" means the period during which a Performance Target is measured and the term "Performance Target" means the predetermined goals established by the Committee. A Performance Target will be established at the beginning of each Performance Period. If at the end of the Performance Period, the Performance Target is fully met, the Performance Shares will be converted 100% into shares of Common Stock (or the cash equivalent thereof, as determined by the Award Agreement) and issued to the Participant. Award payments in excess of 100% shall be permitted based upon an attainment in excess of 100% of the Performance Target. If the Performance Target has not been fully met, Performance Shares will be converted and delivered only to the extent, if any, provided at the time of the grant of such Award for conversion based upon partial attainment of the Performance Target and the balance of the Performance Shares will be forfeited to the Company and available for reissuance pursuant to Section 5 hereof.

         (c) Additional Terms and Conditions. The Committee may, in any manner not inconsistent with the terms of this Plan, by way of the Award Agreement or otherwise, determine the manner of payment of Awards of Performance Shares and other terms, conditions, restrictions or limitations, if any, on any Award of Performance Shares.

SECTION 13.  DIRECTORS' STOCK OPTIONS

         (a) Grants. Awards may be granted to non-employee Directors only in the form of stock options satisfying the requirements of this Section 13. All stock options granted under this Section 13 shall be nonqualified stock options.

         (b) Option Exercise Price. The option exercise price of all stock options granted under this Section 13 shall be the per share fair market value of the outstanding shares of the Common Stock on the date such options are granted; provided, however, that the option price of any nonqualified stock option granted within 90 days following the closing of the IPO may be the IPO Price. Payment of the option exercise price may be made in cash or in shares of Common Stock or a combination of cash and Common Stock to the extent provided in the Award Agreement.

         (c) Administration. Subject to the express provisions of this Section 13, the Committee shall have conclusive authority to construe and interpret any Stock Option Award granted under this Section 13 and to adopt Administrative Policies with respect thereto; provided, however, that no action shall be taken which would prevent the options granted under this Section 13 or any Award granted under the Plan from meeting the requirements for exemption from Section 16(b) of the Exchange Act, or subsequent comparable statute, as set forth in Rule 16b-3 of the Exchange Act or any subsequent comparable rule.

         (d) Option Agreement. The options granted hereunder shall be evidenced by an option agreement, dated as of the date of the grant, which agreement shall be in such form, consistent with the terms and requirements of this Section 13, as shall be approved by the Committee from time to time and executed on behalf of the Company by the President. The Option Agreement shall require the optionee to refrain from selling or otherwise disposing of shares so acquired for at least 120 days following the exercise of such option.

         (e) Option Period. Options granted under this Section 13 will become exercisable at such times as the Committee shall approve.

         (f) Limitations on Exercise. Directors' Stock Options shall become exercisable at such times and to such extent as the Committee shall approve. To the extent an option is not otherwise exercisable at the date of the Director's retirement as a Director as required under any plan or policy of the Company, it shall become fully exercisable upon such retirement; provided, however, that Director Stock Options shall not become exercisable under this sentence prior to the expiration of six months from the date of grant. Upon such retirement such options shall be exercisable for a period of three years, subject to any shorter original term thereof. Options not otherwise exercisable at the time of the death of a Director during continued service with the Company shall become fully exercisable upon his death. Upon the death of a Director while in service as a Director, such options shall remain exercisable for a period of one year after the date of death. To the extent an option is exercisable on the date a Director ceases to be a Director (other than by reason of death or retirement as a Director under any plan or policy of the Company), the option shall continue to be exercisable (subject to the original term of the option) for a period of ninety (90) days thereafter.

SECTION 14.  PAYMENT OF AWARDS

         Except as otherwise provided herein Award Agreements may provide that, at the discretion of the Committee, payment of Awards may be made in cash, Common Stock, a combination of cash and Common Stock, or any other form of property as the Committee shall determine. The terms of Award Agreements may provide for payment of Awards in the form of a lump sum or installments, as determined by the Committee. In connection with transactions involving the exercise and cancellation of an Award (under this Section 14 or Section 25, or otherwise) held by or through a Director or a Section 16 Officer (whether or not the transaction also involves the related surrender and cancellation of a stock option) and the receipt of cash in complete or partial settlement of the Award, or the cash settlement of an equity security to satisfy the tax withholding consequences of a Derivative Security, the Committee may require that such transaction be consummated in compliance with Rule 16b-3(e) under the Exchange Act, as such rule may be amended or superseded from time to time, unless the holder of such Award waives such compliance in a writing executed by such holder and delivered to the Committee and the Committee consents to such waiver.

SECTION 15.  DIVIDENDS AND DIVIDEND EQUIVALENTS

         If an Award is granted in the form of a Restricted Stock Award, Phantom Stock Award or a Freestanding SAR, the Committee may choose, at the time of the grant of the Award, to include as part of such Award an entitlement to receive dividends or dividend equivalents, subject to such terms, conditions, restrictions or limitations, if any, as the Committee may establish. Dividends and dividend equivalents shall be paid in such form and manner and at such time as the Committee shall determine. All dividends or dividend equivalents which are not paid currently may, at the Committee's discretion, accrue interest or be reinvested into additional shares of Common Stock.

SECTION 16.  TERMINATION OF EMPLOYMENT

         The Committee may adopt Administrative Policies determining the entitlement of Participants who cease to be employed by either the Company or a Subsidiary whether because of death, disability, resignation, termination or retirement pursuant to an established retirement plan or policy of the Company or of its applicable Subsidiary.

SECTION 17.  ASSIGNMENT AND TRANSFER; HOLDING PERIOD

         An equity security of the Company granted or awarded to a Director or
Section 16 Officer as an Award under the Plan shall not be assigned, sold, encumbered, transferred or otherwise disposed of prior to the elapse of six months from the date of grant, and neither a Derivative Security granted or awarded to a Director or Section 16 Officer as an Award under the Plan, nor the underlying equity security with respect to such Derivative Security, shall be assigned, sold, encumbered, transferred or otherwise disposed of prior to the elapse of six months from the date of acquisition of the Derivative Security to the date of disposition of the Derivative Security (other than upon exercise or conversion) or such underlying equity security, unless, in either case, the holder of such equity security or Derivative Security requests waiver of such restrictions in a writing delivered to the Committee and the Committee consents to such waiver.

SECTION 18.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

         In the event of any change in the outstanding shares of Common Stock by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or shares of the Company, the maximum aggregate number and class of shares as to which Awards may be or are required to be granted under the Plan, and the shares issuable pursuant to and the exercise or purchase price payable under then outstanding Awards, shall be appropriately adjusted by the Committee whose determination shall be final. Any such adjustments may be provided for in Award Agreements.

SECTION 19.  EXTRAORDINARY DISTRIBUTIONS AND PRO RATA REPURCHASES

         In the event the Company shall at any time when an Award is outstanding make an Extraordinary Distribution (as hereinafter defined) in respect of Common Stock or effect a Pro Rata Repurchase of Common Stock (as hereinafter defined), the Committee may consider the economic impact of the Extraordinary Distribution or Pro Rata Repurchase on Participants and make such adjustments as it deems equitable under the circumstances. The determination of the Committee shall, subject to revision by the Board of Directors, be final and binding upon all Participants.

         (a) As used herein, the term "Extraordinary Distribution" means any dividend or other distribution by the Company of:

                  (i) cash, where the aggregate amount of such cash dividend or distribution together with the amount of all cash dividends and distributions made during the twelve months preceding the date of payment of such dividend or other distribution, when combined with the aggregate amount of all Pro Rata Repurchases (for this purpose, including only that portion of the aggregate purchase price of such Pro Rata Repurchases which is in excess of the fair market value (as determined by the Committee) of the Common Stock repurchased during such twelve month period), exceeds ten percent (10%) of the aggregate fair market value (as determined by the Committee) of all shares of Common Stock outstanding on the record date for determining the shareholders entitled to receive such Extraordinary Distribution; or

                  (ii) any shares of capital stock of the Company (other than shares of Common Stock), other securities of the Company (including evidences of indebtedness of the Company), or any other investments, assets or property of the Company (including shares of any Subsidiary of the Company), or any combination thereof.

         (b) As used herein "Pro Rata Repurchase" means any purchase of shares of Common Stock by the Company or any Subsidiary thereof, pursuant to any tender offer or exchange offer subject to section 13(e) of the Exchange Act or any successor provision of law, or pursuant to any other offer available to substantially all holders of Common Stock; provided, however, that no purchase of shares of the Company or any Subsidiary thereof made in open market transactions shall be deemed a Pro Rata Repurchase.

SECTION 20.  WITHHOLDING TAXES

         The Company or the applicable Subsidiary shall be entitled to deduct from any payment under the Plan, regardless of the form of such payment, the amount of all applicable income and employment tax required by law to be withheld with respect to such payment or may require the Participant to pay to it such tax prior to and as a condition of the making of such payment. In accordance with any applicable Administrative Policies it establishes, the Committee may allow a Participant to pay the amount of taxes required by law to be withheld from an Award by withholding from any payment of Common Stock due as a result of such Award, or by permitting the Participant to deliver to the Company shares of Common Stock having a fair market value, as determined by the Committee, equal to the amount of such required withholding taxes.

SECTION 21.  REGULATORY APPROVALS AND LISTINGS

         Notwithstanding anything contained in this Plan to the contrary, the Company shall have no obligation to issue or deliver certificates of Common Stock evidencing Restricted Stock Awards or any other Award payable in Common Stock prior to (a) the obtaining of any approval from any governmental agency which the Company shall, in its sole discretion, determine to be necessary or advisable, (b) the admission of such shares to trading on the Applicable Market and (c) the completion of any registration or other qualification of said shares under any state or Federal law or ruling of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable. The Company shall have the right to require that any certificate for Common Stock issued pursuant. to the Plan or an Award bear any restrictive legend required by law and/or to evidence restrictions on the transfer of the shares under applicable law, the Award Agreement or the Plan.

SECTION 22.  NO RIGHT TO CONTINUED EMPLOYMENT OR GRANTS

         Participation in the Plan shall not give any Key Employee any right to remain in the employ of the Company or any Subsidiary. The Company or, in the case of employment with a Subsidiary, the Subsidiary, reserves the right to terminate the employment of any Key Employee at any time, subject to the terms of any employment agreement with such Key Employee. The adoption of this Plan shall not be deemed to give any Key Employee or any other individual any right to be selected as a Participant, to be granted any Awards hereunder or, if granted an Award, to receive any additional Awards at any subsequent time.

SECTION 23.  RIGHTS AS SHAREHOLDER

         No Participant shall have any rights as a shareholder as a result of participation in the Plan until the date of issuance of and only as the holder of a stock certificate in his name except, in the case of Restricted Stock Awards, to the extent such rights are granted to the Participant under Section 10(c) hereof. To the extent any person acquires a right to receive payments from the Company under this Plan, such rights shall be no greater than the rights of an unsecured creditor of the Company.

SECTION 24.  RESPONSIBILITY AND INDEMNIFICATION

         No member of the Board of Directors or the Committee shall be liable to the Company, any Participant or any third party for any action or determination made in good faith with respect to the Plan and Awards thereunder, or for any matter as to which the Company's articles of incorporation or code of regulations, or any valid contract between the Company and such member, limits or negates the liability of Directors. Such members shall be entitled to indemnification and reimbursement in the manner provided in the Company's articles of incorporation and code of regulations, in any valid contract between the Company and such member, and under any directors' and officers' liability insurance coverage which may be in effect from time to time.

SECTION 25.  SUBSTITUTION, EXTENSION, RENEWAL AND REGRANT OF AWARDS

         Awards may be granted under the Plan from time to time in substitution for stock options and other rights or awards held by employees of organizations who become or are about to become Key Employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing organization with the Company or a Subsidiary, or the acquisition by the Company or a Subsidiary of the assets of the employing organization, or the acquisition by the Company or a Subsidiary of equity interests in the employing organization as the result of which it becomes a Subsidiary. The Committee may extend or renew outstanding Awards granted under the Plan on terms not inconsistent with the Plan.

         The Committee may accept the surrender or cancellation of outstanding Awards (to the extent not theretofore exercised, paid or settled) and grant or award new Awards in substitution therefor, which new Awards may be different types of Awards than the Awards so surrendered and/or canceled.

SECTION 26.  AMENDMENT

         The Committee may suspend, reinstate and terminate the Plan or any portion thereof at any time. In addition, the Committee may, from time to time, amend the Plan in any manner, but may not without shareholder approval adopt any amendment (i) which would (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the number of shares of Common Stock which may be issued under the Plan (except as specified in Section
18), or (c) materially modify the requirements as to eligibility for participation in the Plan, or (ii) that requires shareholder approval in order for the Plan to comply with Section 162(m) of the Code. Notwithstanding the foregoing, the provisions of Section 13 relating to the eligibility for, and the amount, price and timing of, Awards to Directors thereunder shall not be amended, nor shall the operation of Section 13 be suspended or reinstated, more than once every six months other than to comport with changes in the Code, ERISA, or the rules thereunder.

SECTION 27.  CORPORATE CHANGES; USE OF FUNDS

         The grant of an Award pursuant to the Plan shall not affect the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its stock, securities, capital or business structure, or to merge, consolidate, dissolve, or liquidate, or to sell, lease or transfer all or any part of its business or assets. The funds received by the Company upon any exercise or settlement of an Award may be used by the Company for any corporate purpose or purposes.

SECTION 28.  CHANGE IN CONTROL

         (a) Stock Options. In the event of a Change in Control, options not otherwise exercisable at the time of a Change in Control shall become fully exercisable upon such Change in Control; provided, however, that options shall not become exercisable under this provision prior to the expiration of six months from the date of grant.

         (b) Stock Appreciation Rights. In the event of a Change in Control, Tandem SARs not otherwise exercisable upon a Change in Control shall become exercisable to the extent that the related Stock Option is exercisable. Freestanding SARs not otherwise exercisable upon a Change in Control shall also become fully exercisable upon such Change in Control.

                  (i) The Company shall make payment to Participants with respect to SARs in cash in an amount equal to the appreciation in the value of the SAR from the base price specified in the Award Agreement to the Change in Control Price.

                  (ii) Such cash payments to Participants shall be due and payable, and shall be paid by the Company, immediately upon the occurrence of such Change in Control; and

                  (iii) After the payment provided for in (ii) above, Participants shall have no further rights under SARs outstanding at the time of such Change in Control.

         (c) Restricted Stock Awards. In the event of a Change in Control, all restrictions previously established with respect to Restricted Stock Awards will conclusively be deemed to have been satisfied. Participants shall be entitled to have issued to them the shares of Common Stock described in the applicable Award Agreements, free and clear of any restriction or restrictive legend, except that if upon the advice of counsel to the Company, shares of Common Stock cannot lawfully be issued without restriction, then the Company shall make payment to Participants in cash in an amount equal to the Change in Control Price of the Common Stock that otherwise would have been issued:

                  (i) Such cash payments to Participants shall be due and payable, and shall be paid by the Company, immediately upon the occurrence of such Change in Control; and

                  (ii) After the payment provided for in (i) above, Participants shall have no further rights under Restricted Stock Awards outstanding at the time of such Change in Control of the Company.

         (d) Phantom Stock.  In the event of a Change in Control:

                  (i) all restrictions and conditions, if any, previously established with respect to Phantom Stock Awards will conclusively be deemed to have been satisfied and fulfilled. Participants shall be entitled to receive Common Stock in satisfaction of their rights under Phantom Stock Awards in accordance with the amounts otherwise payable by the Company pursuant to the Award Agreement.

                  (ii) Such Common Stock shall be issued to Participants by the Company immediately upon the occurrence of such Change in Control; and

                  (iii) After the payment provided for in (ii) above, the Participants shall have no further rights under Phantom Stock Awards outstanding at the time of such Change in Control of the Company.

         (e) Performance Shares.  In the event of a Change in Control:

                  (i) All previously established Performance Targets will be conclusively deemed to have been met. Participants shall be entitled to a pro rata proportion of the shares of Common Stock which would have been issued to them upon conversion of any outstanding Performance Shares at the end of the Performance Period (based upon the applicable Performance Targets which are conclusively deemed to have been met by reason of the Change in Control), payable in the manner specified in subsection (ii) hereof. The pro rata proportion of the shares of Common Stock to be issued shall be equal to a fraction, the numerator of which is the duration of the

         Performance Period prior to such Change in Control and the denominator of which is the original length of the Performance Period;

                  (ii) In lieu of issuing shares of Common Stock upon such conversion of Performance Shares, the Company shall make payment to Participants in cash in an amount equal to the Change in Control Price of the shares of Common Stock that would have been issued under paragraph (i) above;

                  (iii) Such cash payments to Participants shall be due and payable, and shall be paid by the Company, immediately upon the occurrence of such Change in Control; and

                  (iv) After the payment provided for in (ii) above, the Participants shall have no further rights under awards of Performance Shares outstanding at the time of such Change in Control of the Company.

         (f) Directors' Stock Options. Directors' Stock Options not otherwise exercisable at the time of a Change in Control shall become fully exercisable upon such Change in Control; provided, however, that options shall not become exercisable under this provision prior to the expiration of six months from the date of grant.

                  (i) The Company shall make payment to Directors with respect to Options in cash in an amount equal to the appreciation in the value of the Option from the option exercise price specified in the Award Agreement to the Change in Control Price.

                  (ii) Such cash payments to Directors shall be due and payable, and shall be paid by the Company, immediately upon the occurrence of such Change in Control; and

                  (iii) After the payment provided for in (i) above, Participants shall have no further rights under Options outstanding at the time of such Change in Control.

         (g) Miscellaneous. Upon a Change in Control, no action shall be taken which would adversely affect the rights of any Participant or the operation of the Plan with respect to any Award to which the Participant may have become entitled hereunder on or prior to the date of the Change in Control or to which he may become entitled as a result of such Change in Control.

SECTION 29.  GOVERNING LAW

         The Plan shall be governed by and construed in accordance with the laws of the State of Ohio, except as preempted by applicable Federal law.

SECTION 30.  INTERPRETATION

         The Plan is designed and intended to comply with Rule 16b-3 promulgated under the Exchange Act and, to the extent applicable, with Section 162(m) of the Code and all provisions hereof shall be construed in a manner to so comply.

                                  [End of Plan]

                            TEAM AMERICA CORPORATION
              110 EAST WILSON BRIDGE ROAD, WORTHINGTON, OHIO 43085

         --------------------------------------------------------------


             PROXY FOR ANNUAL MEETING OF SHAREHOLDERS -- MAY 5, 1998

         The undersigned shareholder of TEAM America Corporation (the "Company") hereby appoints Richard C. Schilg, Kevin T. Costello and Michael R. Goodrich, or any one of them, as attorneys and proxies with full power of substitution to each, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Heritage Golf Club located at 3525 Heritage Club Drive, Hilliard, Ohio, on Tuesday, May 5, 1998, at 10:00 a.m. local time, and at any adjournment or adjournments thereof, with all of the powers such undersigned shareholder would have if personally present, for the following purposes:

1. ELECTION OF RICHARD C. SCHILG, KEVIN T. COSTELLO, CHARLES F. DUGAN II AND CRYSTAL FAULKNER AS CLASS II DIRECTORS.
               [ ]  FOR
               [ ]  WITHHOLD AUTHORITY FOR EACH NOMINEE

         (INSTRUCTION: TO WITHHOLD AUTHORITY FOR A SPECIFIC NOMINEE, WRITE THAT
          NOMINEE'S NAME
HERE:                                                       .
     -------------------------------------------------------

2. APPROVE AND ADOPT THE AMENDMENT TO THE COMPANY'S 1996 INCENTIVE STOCK PLAN, AS DESCRIBED IN THE COMPANY'S PROXY STATEMENT.
               [ ]  FOR
               [ ]  AGAINST

3. IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

                   (Continued and to be signed on other side.)


                          (Continued from other side.)

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3.

         The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders, dated April 6, 1998, the Proxy Statement and the Annual Report of the Company furnished therewith. Any proxy heretofore given to vote said shares is hereby revoked.

         PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IN THE ENCLOSED ENVELOPE.

                                              Dated:                      , 1998
                                                    ----------------------


                                              ----------------------------
                                                    (Signature)

                                              ----------------------------
                                                    (Signature)

                                              SIGNATURE(S) SHALL AGREE WITH THE
                                              NAME(S) PRINTED ON THIS PROXY. IF
                                              SHARES ARE REGISTERED IN TWO
                                              NAMES, BOTH SHAREHOLDERS SHOULD
                                              SIGN THIS PROXY. IF SIGNING AS
                                              ATTORNEY, EXECUTOR, ADMINISTRATOR,
                                              TRUSTEE OR GUARDIAN, PLEASE GIVE
                                              YOUR FULL TITLE AS SUCH.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS